UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2003

MICRO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-06253	33-0569235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Goodyear, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 837-3700

Item 7.—Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 29, 2003.

99.2	Transcript of Conference Call held April 29, 2003.

Item 9.—Regulation FD Disclosure

On April 29, 2003, Micro Therapeutics, Inc. issued a press release to report its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 29, 2003, Micro Therapeutics, Inc. held a conference call with analysts and investors, the transcript of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All of the foregoing information is being furnished under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO THERAPEUTICS, INC.

May 2, 2003	/s/ HAROLD A. HURWITZ
Harold A. Hurwitz Assistant Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 29, 2003.

99.2	Transcript of Conference Call held April 29, 2003.